SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2002

IKOS SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	0-18623 (Commission File Number)	77-0100318 (IRS Employer Identification No.)

79 Great Oaks Boulevard
San Jose, Ca  95119
(Address of principal executive offices)

(408) 284-0400
(Registrant’s telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                A change in control of IKOS Systems, Inc., a Delaware corporation (“IKOS”) occurred on March 26, 2002. Pursuant to the terms and conditions of the Agreement and Plan of Merger and Reorganization, dated March 12, 2002, by and among Fresno Corporation, a Delaware corporation (“Purchaser”), Mentor Graphics Corporation, an Oregon corporation (“Mentor”) and IKOS (the “Agreement”) which continued a cash tender offer for 100 percent of the issued and outstanding common stock of IKOS (the “Common Stock”) at a purchase price of $11.00 per share in cash commenced  by Mentor on December 7,2001.  On March 26, 2002 Mentor accepted for payment 7,836,636 shares of Common Stock, resulting in Mentor’s ownership of approximately 85 percent of IKOS’ Common Stock. Mentor used its existing cash resources to fund the acquisition of the Common Stock. The total consideration paid by Mentor for the 7,836,636 shares was $86,202,996.

                In addition, pursuant to Rule 14d-11 of the Securities Exchange Act of 1934, as amended, Mentor and Purchaser have elected to provide a subsequent offering period for IKOS stockholders who have not yet tendered, during which all properly tendered shares will be accepted, and tendering stockholders will receive $11.00 per share following acceptance.  The subsequent offering period will expire at 12:00 midnight New York City time on the earlier of (1) the date upon which shares of IKOS’ Common Stock validly tendered and not withdrawn, together with shares of IKOS’ Common Stock then owned by Mentor and Purchaser, represent at least 90% of IKOS’ outstanding Common Stock or (2) Tuesday, April 23, 2002.

                Upon obtaining 90% of IKOS’ outstanding Common Stock, Mentor intends to complete a short-form merger to acquire the remaining outstanding IKOS shares.  The remaining stockholders of IKOS will receive $11.00 per share in cash upon the closing of the merger.  Currently the merger is expected to close in April 2002.  If Mentor does not acquire 90% of IKOS’ Common Stock in the subsequent offering period and is therefore unable to complete a short-form merger, IKOS will hold a special stockholders’ meeting to complete the merger with Mentor in accordance with the terms of the Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)           Not applicable.

(b)           Not applicable.

(c)                                  Exhibits. The following items are included as exhibits to this Form 8-K as required by Item 601 of
Reg. S-K.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated March 12, 2002, by and among Mentor, Purchaser and IKOS (incorporated herein by reference to IKOS’ Schedule 14D-9/A, dated March 13, 2002).
2.2	Offer to Purchase, dated December 7, 2001 (incorporated herein by reference to Mentor’s Schedule TO, dated December 7, 2001, as amended).
2.3	Supplement to Offer to Purchase, dated March 13, 2002 (incorporated herein by reference to Mentor’s Schedule TO-T/A, dated March 13, 2002).
99.1	Press Release dated March 27, 2002 (incorporated herein by reference to Mentor’s Schedule TO-T/A, dated March 27, 2002).

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKOS SYSTEMS, INC. (Registrant)

By:	/s/ JOSEPH W. ROCKOM
Joseph W. Rockom Chief Financial Officer

Date: March 29, 2002

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated March 12, 2002, by and among Mentor, Purchaser and IKOS (incorporated herein by reference to IKOS’ Schedule 14D-9/A, dated March 13, 2002).
2.2	Offer to Purchase, dated December 7, 2001 (incorporated herein by reference to Mentor’s Schedule TO, dated December 7, 2001, as amended).
2.3	Supplement to Offer to Purchase, dated March 13, 2002 (incorporated herein by reference to Mentor’s Schedule TO-T/A, dated March 13, 2002).
99.1	Press Release dated March 27, 2002 (incorporated herein by reference to Mentor’s Schedule TO-T/A, dated March 27, 2002).